___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2015

INDEPENDENT FILM DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53103	56-2676759
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

2732 Morse Avenue, Suite #413 Irvine, CA		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 295-1711

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 1, 2015, holders of a majority of the voting rights of the Company approved a 2,500 to 1 reverse split of the Company’s Common Stock (“Reverse Split”), meaning that each 2,500 shares of Common Stock will be consolidated into 1 share of Common Stock following the reverse split, provided however, that fractional shares would be rounded up to the nearest whole share, and all post-split holders of Common Stock that would otherwise hold less than 100 shares following the Reverse Split, shall be rounded up to 100 shares. Notice of the action taken by holders of a majority of the voting rights of the Company was provided to non-consenting shareholders in accordance with Nevada law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independent Film Development Corporation

Date: July 9, 2015	By: /s/ Jeff R itchie
Jeff Ritchie, interim Chief Executive Officer